COLT 2020-RPL1 Trust ABS 15G

Exhibit 99.6

OPUS
Capital Markets Consultants LLC
a wipro company

COLT 2020-RPL1

Opus Capital Markets Consultants, LLC

Opus CMC	Privileged and Confidential	Page 1

Third Party Review Narrative

September 24, 2020

Third Party Independent Review Performed by

Opus Capital Markets Consultants, LLC

For

LSRMF Mortgage Holdings II, LLC

This report summarizes the results of a due diligence review performed on a pool of 252 re-performing residential mortgage loans provided by LSRMF Mortgage Holdings II, LLC (“LSRMF”) by Opus Capital Markets Consultants, LLC (“Opus” or “Opus CMC”), an independent third party review firm. The review of all loans referenced in this report started September 22, 2020 and concluded on September 24, 2020 utilizing OpusFirst® underwriting software.

Opus CMC was established in 2005. Opus was acquired in January 2014 by Wipro Ltd, a global information technology, consulting, and outsourcing company.

SCOPE OF WORK

LSRMF and Opus agreed on a scope of work consisting of a three (3) month Payment History Review (“Pay History”) and a 12 month Servicing Comment Review (“Comment Review”), not all of the population received a Pay History and Comment Review. A portion of the loans received a Pay History review and the remaining loans received a Comment Review.

Opus reviewed 100% of the population appearing on the data tape with either a Pay History or Comment Review provided by LSRMF.

Pay History Review

Opus reviewed the pay history and the payment history string for 231 loans to validate payments made by the borrower for up to the last 3 months and the reported loan balances. Opus generated a paystring based upon the pay history provided and compared that to the paystring provided in the data tape.

Opus noted eight (8) payment string discrepancies when comparing the calculated payment strings vs. the payment string noted on the data tape. Generally, the difference was attributable to data missing from the payment history provided.

Servicing Comment Review

Opus reviewed the servicing notes on twenty-one (21) loans for the past twelve (12) months to ascertain the following:

●	Reason for default
●	Borrower’s current financial status
●	Borrower’s willingness to pay
●	Borrower’s ability to pay
●	Any current litigation
●	Any attempts to bring the loan current including modifications, short sales or refinancing
●	Damage to property (including any environmental issues) sufficiently severe that it potentially impacts habitability of property
●	Lien or title issues

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Servicing Note Review Finding Type	Loan Count
Property damage comments noted	1
Title issue comments noted	0
Litigation comments noted	0

Third Party Reports

Opus provided the following reports for the COLT 2020-RPL1 transaction.

Payment History Report

Servicing Comments Report

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Appendix A

Servicing Notes

A review of servicing comments extracted from the servicer’s system of record was be performed to provide a storyline for the loans performance, provide a summary of servicing activity and to identify risks which could impact the value of the asset:

➢	Reason for Default

Servicing comments were reviewed to determine, in the event of default, the primary contributing factors e.g. curtailment of income and strategic default.

➢	Ability and Willingness to Repay

Servicing notes were assessed for key indicators regarding the borrower(s) willingness and ability to repay the mortgage. Analysis of the dialogue between the borrower(s) and the servicer will result in a subjective opinion of the borrower(s) ability and desire to repay the debt.

➢	Bankruptcy

Servicing comments were reviewed to determine whether there were indications of the borrower(s) bankruptcy filings. Data regarding the borrower(s) bankruptcy were gathered and reported. Loans under active bankruptcy plans were flagged accordingly.

➢	Foreclosure

Servicing comments were reviewed to determine events of foreclosure proceedings. Active foreclosure cases were flagged and status logged. Indications of contested foreclosure were highlighted and documented.

➢	Loss Mitigation

Servicing comments were reviewed to determine previous loss mitigation history on the loan. Prior attempts at modification, forbearance and payment plans were summarized and noted for their success or failure.

➢	Risk Indicators

Servicing comments were reviewed and indications of potential servicing nuances that might impact the value of the collateral, impede the ability to foreclosure, cause reputational damage to the servicer or imply fraud e.g. threatened litigation, probate, SCRA, property damage and straw borrower(s).

Payment Histories

A review of payment history data extracted from the servicer’s system of record was performed to provide an analysis of payment activity on the subject loan. Each payment history was analyzed for borrower payments to assess the current status:

➢	Cash Flow Velocity

The payment history data was analyzed to determine actual borrower payments as a percentage of the amount due over the period of review. Each payment period was reviewed for the amount due vs the monies received.

➢	Payment String

A payment history delinquency string was created and compared to the performance data received from the servicer. The payment string will take into account the borrower(s) satisfaction of required payment due for a given payment cycle and categorize any delinquencies using the MBA method for determining delinquency.

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➢	Next Due for Date / Date of Last Payment

Through the review of the payment history data from the servicer the date the last payment was received from the borrower will be logged and a Next Due for Date were created based on the last completely satisfied payment.

➢	Payment Type

Each borrower payment evidenced in the payment history data provided by the servicer shall be categorized in accordance with its purpose e.g. regular payment, principal reduction, payment under bankruptcy plan or payment under a forbearance plan.

➢	Payment Discrepancies

Any delta in audit payment data versus servicing payment data was assessed for causality. A summary of the source of variance was provided on the related payment history report.

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